GUIDESTONE FUNDS

Supplement dated June 24, 2016

to

Prospectus dated May 1, 2016

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         CHANGES TO AVERAGE ANNUAL TOTAL RETURNS TABLE FOR THE

REAL ESTATE SECURITIES FUND, INTERNATIONAL EQUITY FUND AND GLOBAL

NATURAL RESOURCES EQUITY FUND

Under the heading “Performance” for the Real Estate Securities Fund, on page 84, the table entitled “Average Annual Total Returns as of 12/31/15*” is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	0.34%	8.48%	2.72%
Investor Class after taxes on distributions(1)	(2.32)%	6.43%	0.97%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.98%	6.02%	1.53%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	(0.79)%	7.17%	1.25%
*

The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

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Under the heading “Performance” for the International Equity Fund, beginning on page 101, the table entitled “Average Annual Total Returns as of 12/31/15” is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(2.16)%	1.82%	2.33%	4.96%
Investor Class after taxes on distributions(1)	(3.09)%	1.35%	1.42%	4.25%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(0.47)%	1.44%	2.04%	4.23%
Institutional Class before taxes	(1.93)%	2.06%	2.55%	5.17%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	(0.81)%	3.60%	3.03%	4.91%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Under the heading “Performance” for the Global Natural Resources Equity Fund, on page 110, the table entitled “Average Annual Total Returns as of 12/31/15” is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (7/1/2013)
Investor Class before taxes	(34.49)%	(22.34)%
Investor Class after taxes on distributions(1)	(34.51)%	(22.78)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(19.51)%	(16.23)%
MSCI World Commodity Producers Index (reflects no deduction for fees, expenses or taxes)(3)	(25.62)%	(11.11)%
NYSE Arca Gold Miners Index (reflect no deduction for fees, expenses or taxes)(3)	(25.52)%	(19.33)%
Composite Index (reflects no deduction for fees, expenses or taxes)(3)	(24.44)%	(12.49)%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

(3)

Historically, the Fund has compared its performance to its primary broad-based index, the MSCI World Commodity Producers Index, as well as another broad-based index and a composite index. Effective December 1, 2015, the Fund will compare its performance only to its primary broad-based index because that index is composed of securities which more closely compare to the Fund’s portfolio.

II.         SUB-ADVISER CHANGES FOR THE EQUITY INDEX FUND,

VALUE EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND AND GLOBAL

NATURAL RESOURCES EQUITY FUND

Northern Trust Investments, Inc. (“NTI”) has been terminated as sub-adviser to the Equity Index Fund, Value Equity Fund, International Equity Index Fund and Global Natural Resources Equity Fund. All references to and disclosures concerning NTI are deleted in their entirety.

ii

In the section disclosing “Sub-Advisers and Portfolio Managers” for the Equity Index Fund, Value Equity Fund, International Equity Index Fund and Global Natural Resources Equity Fund on pages 81, 88, 98 and 110, respectively, the following table is added:

Legal & General Investment Management America, Inc.
Shawn Murphy Head of U.S. Index Funds	Since June 2016
David Barron Senior Portfolio Manager	Since June 2016
Aodhagán Byrne Portfolio Manager	Since June 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Joe LaPorta Index Trader	Since June 2016

Under the heading “Sub-Advisers,” the following disclosure pertaining to Legal & General Investment Management America Inc. for the Equity Index Fund, on page 135, is added:

Legal & General Investment Management America Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:   LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of March 31, 2016, the firm had assets under management of approximately $121.5 billion. LGIMA uses a team approach to manage an assigned portion of the Equity Index Fund. The team consists of Aodhagán Byrne, CFA, Portfolio Manager, David Barron, CFA, Senior Portfolio Manager, Shaun Murphy, Head of U.S. Index Funds, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Byrne leads the North American equity portfolios team and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager for North American mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. Murphy has been with the firm since 2013, and prior to that, he was with The Northern Trust Company serving as the Head of International Index Equities. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

Under the heading “Sub-Advisers,” the following disclosure pertaining to Legal & General Investment Management America Inc. for the Value Equity Fund, beginning on page 136, is added:

Legal & General Investment Management America Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:   LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of March 31, 2016, the firm had assets under management of approximately $121.5 billion. LGIMA uses a team approach to manage an assigned portion of the Value Equity Fund. The team consists of Aodhagán Byrne, CFA, Portfolio Manager, David Barron, CFA, Senior Portfolio Manager, Shaun Murphy, Head of U.S. Index Funds, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Byrne leads the North American equity portfolios team and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Barron serves as the back-up lead portfolio manager for North American mandates and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. Murphy has been with the firm since 2013, and prior to that, he was with The

iii

Northern Trust Company serving as the Head of International Index Equities. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

Under the heading “Sub-Advisers,” the following disclosure pertaining to Legal & General Investment Management America Inc. for the International Equity Index Fund, on page 138, is added:

Legal & General Investment Management America Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:   LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of March 31, 2016, the firm had assets under management of approximately $121.5 billion. LGIMA uses a team approach to manage an assigned portion of the International Equity Index Fund. The team consists of David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Shaun Murphy, Head of U.S. Index Funds, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Barron leads the international equity portfolios team and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. Byrne serves as the back-up lead portfolio manager for international equity mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Murphy has been with the firm since 2013, and prior to that, he was with The Northern Trust Company serving as the Head of International Index Equities. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

Under the heading “Sub-Advisers,” the following disclosure pertaining to Legal & General Investment Management America Inc. for the Global Natural Resources Equity Fund, on page 140, is added:

Legal & General Investment Management America Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:   LGIMA was founded in 2006 and is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of March 31, 2016, the firm had assets under management of approximately $121.5 billion. LGIMA uses a team approach to manage an assigned portion of the Global Natural Resources Equity Fund. The team consists of David Barron, CFA, Senior Portfolio Manager, Aodhagán Byrne, CFA, Portfolio Manager, Shaun Murphy, Head of U.S. Index Funds, Drew Miyawaki, Head of Global Equity Trading, and Joe LaPorta, Index Trader. Mr. Barron leads the international equity portfolios team and has been with the firm since 2015. Prior to that, he served as Portfolio Manager, Quantitative Management at The Northern Trust Company. Mr. Byrne serves as the back-up lead portfolio manager for international equity mandates and joined the firm in 2014. Prior to that, he spent two years with the Legal & General Investment Management Index Team. Prior to 2012, he was an index fund manager at Irish Life Investment Managers. Mr. Murphy has been with the firm since 2013, and prior to that, he was with The Northern Trust Company serving as the Head of International Index Equities. Mr. Miyawaki has been with the firm since 2014, and prior to that, he was with Legal & General Investment Management serving as a trader. Mr. LaPorta has been with the firm since 2015, and prior to that, he was at The Northern Trust Company serving as Second Vice President, Portfolio Manager.

iv

III.       PORTFOLIO MANAGEMENT CHANGES FOR THE

GLOBAL BOND FUND AND INTERNATIONAL EQUITY FUND

Effective immediately, Christopher Orndorff no longer serves as portfolio manager for the portion of the Global Bond Fund managed by Western Asset Management Company and Western Asset Management Company Limited. All references herein to Mr. Orndorff are deleted in their entirety.

Effective immediately, Andrew Porter no longer serves as portfolio manager for the portion of the International Equity Fund managed by Mondrian Investment Partners Ltd. All references herein to Mr. Porter are deleted in their entirety.

In the section disclosing “Sub-Advisers and Portfolio Managers” for the International Equity Fund, on page 102, the disclosure for Mondrian Investment Partners Ltd. is deleted in its entirety and replaced with the following:

Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001
Nigel Bliss Senior Portfolio Manager	Since August 2001
Steven Dutaut, CFA Senior Portfolio Manager	Since May 2016
Alex Simcox, CFA Senior Portfolio Manager	Since May 2016

Under the heading “Sub-Advisers,” the following disclosure pertaining to Mondrian Investment Partners Ltd. for the International Equity Fund, beginning on page 139, is deleted in its entirety and replaced with the following:

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom: Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $56.8 billion in assets under management as of December 31, 2015, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 41 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer — International Equities, Nigel Bliss, Senior Portfolio Manager, Steven Dutaut, CFA, Senior Portfolio Manager, and Alex Simcox, CFA, Senior Portfolio Manager. Ms. Desmond has been with Mondrian for 24 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Bliss has been with Mondrian for 20 years, is responsible for U.K. and Scandinavian stock investments and is a member of the International Equity Strategy Committee. Messrs. Dutaut and Simcox have each been with Mondrian for eight years, are responsible for research and portfolio management and are members of the International Equity Strategy Committee. Each has 100% discretion over the International Equity Fund’s portfolio account.

v

IV.       SUB-ADVISER CHANGE OF ADDRESS

The reference to “Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209” is deleted in its entirety and replaced with “Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.” There are no other changes to the disclosure.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

vi

GUIDESTONE FUNDS

Supplement dated June 24, 2016

to

Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.     CHANGES TO THE DESCRIPTION OF INVESTMENTS AND RISKS

Under the heading, “Description of Investments and Risks,” the second paragraph of the disclosure pertaining to Investment Companies, on page 24, is deleted in its entirety and replaced with the following:

In addition, a Fund (other than the Money Market Fund) may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Under the heading, “Description of Investments and Risks,” the last sentence of the paragraph pertaining to Money Market Instruments, on page 26, is deleted in its entirety.

Under the heading, “Description of Investments and Risks,” the following disclosure pertaining to Negative Interest Rates is being added on page 28 before the disclosure pertaining to Portfolio Turnover:

Negative Interest Rates. Recently, certain countries have experienced negative interest rates on deposits and debt instruments that have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. These market conditions may increase a Bond Fund’s exposures to the risks associated with rising interest rates. To the extent a Bond Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Bond Fund could generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including, but not limited to, central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Bond Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

i

Under the heading, “Description of Investments and Risks,” the second paragraph of the disclosure pertaining to Securities Lending, beginning on page 31, is deleted in its entirety and replaced with the following:

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds’ participation in a securities lending program. The exemptive order, upon which the Funds do not currently rely, would apply in circumstances where The Northern Trust Company or its affiliate served as a sub-adviser to one or more Funds. Currently, The Northern Trust Company serves as custodian for the Funds. The exemptive order would also permit the Funds (except the Money Market Fund) to invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

II.        CHANGES TO MANAGEMENT OF THE FUNDS

Under the heading, “Management of the Funds,” the information related to Grady R. Hazel in the table, beginning on page 43, is deleted in its entirety and replaced with the following:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 – present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	27	Neighbors Federal Credit Union – Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee

In addition, under the heading “Management of the Funds,” the paragraph entitled Grady R. Hazel, on page 46, is deleted in its entirety and replaced with the following:

Grady R. Hazel.  Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

III.        SUB-ADVISER CHANGES FOR THE EQUITY INDEX FUND,

VALUE EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND AND

GLOBAL NATURAL RESOURCES EQUITY FUND

Northern Trust Investments, Inc. (“NTI”) has been terminated as sub-adviser to the Equity Index Fund, Value Equity Fund, International Equity Index Fund and Global Natural Resources Equity Fund. All references to and disclosures concerning NTI and its portfolio managers are deleted in their entirety.

In the section entitled “Control Persons of Sub-Advisers,” under the sub-headings for each the Equity Index Fund, Value Equity Fund, International Equity Index Fund and Global Natural Resources Equity Fund on pages 55, 56, 58 and 59, respectively, the following paragraph is added:

Legal & General Investment Management America Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606:   LGIMA, a Delaware corporation, is a wholly owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.

The “Other Accounts Managed” chart, beginning on page 60, is amended to include information for Legal & General Investment Management America Inc. This information is current as of March 31, 2016.

Sub-Adviser Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Legal & General Investment Management America Inc.
Aodhagán Byrne	N/A	N/A	1	$ 53	9	$56,933	N/A	N/A	N/A	N/A	N/A	N/A
David Barron	N/A	N/A	N/A	N/A	6	$ 4,460	N/A	N/A	N/A	N/A	N/A	N/A
Shaun Murphy	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Drew Miyawaki	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joe LaPorta	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

In the section entitled “Portfolio Manager Compensation”, beginning on page 69, the following disclosure pertaining to Legal & General Investment Management America Inc., which is current as of March 31, 2016, is added:

Legal & General Investment Management America, Inc. (“LGIMA”).   LGIMA offers employees a compensation package through a competitive base salary, discretionary and structured bonuses and equity participation in L&G Group plc. LGIMA offers different compensation structures across the firm, customizing incentive structures appropriately for employees for their role within the organization. Across the investment professionals, bonus structure will vary according to the style and objective of the related strategy. Portfolio managers for index strategies are held to achieving the return and risk characteristics of the related index (e.g., S&P 500® Index, Russell Top 200® Value Index, MSCI EAFE Index and MSCI World Commodity Producers Index), with additional consideration for client retention and expansion of product offering.

Index investment managers’ bonuses are made up of a discretionary bonus and a structured “formulaic” bonus plan, the elements of which depend on the team’s ability to manage to the risk and return characteristics of the indices, as well as client retention, new business and the ongoing profitability of the business. Awards vary according to the individual’s degree of contribution to this process and the team’s success in meeting its targets. Performance parameters are applied to portfolio performance over one and three years (or since inception if less than three years), further ensuring that managers are focused on the long-term outperformance of the portfolio rather than just on short-term gain.

A significant proportion of the structured bonuses are deferred for three years. Key staff are also eligible for share bonus plans, which are deferred for three years in their entirety. For managers and key non-managers, deferred equity in L&G Group plc is also awarded. These awards are important to the firm’s retention for key staff.

In “Appendix B – Description of Proxy Voting Procedures”, the following disclosure is added:

Legal & General Investment Management America, Inc. (“LGIMA”).   LGIMA will vote proxies on behalf of clients where the investment management agreement has delegated authority to LGIMA to vote proxies on clients’ behalf. LGIMA has adopted and implemented policies and procedures (Proxy Voting Policy) to ensure that appropriate care is taken and that LGIMA is fulfilling the long term economic interest of advisory clients by acting in their best interest when proxy voting has been delegated to the firm. For accounts where LGIMA has been delegated proxy voting authority, LGIMA has engaged Institutional Shareholder Services (“ISS”) to research and administer the proxy votes. All proxy votes cast by ISS will be based strictly on their pre-determined policy which is intended to vote proxies in the client’s best interest. ISS provides comprehensive proxy voting which aligns with its four Global Voting Principles program from which it makes its voting recommendations. The ISS Global Voting Principles include the following: accountability, stewardship, independence and transparency.

LGIMA will retain the election of equity corporate actions and act pursuant to the following procedures:

●	Portfolio managers will determine on a case-by-case basis what course of action is in the best interests of the client;
●

The portfolio manager will provide a copy of the corporate action or request for instructions received; a copy of the instructions and any other documentation; and a brief explanation of why the corporate action is being sought and why the decision is in the best interests of the client; and

●	Copies of the corporate action, with the decision to take or not take action, are retained and will be monitored from time to time by LGIMA’s compliance department for completeness.

v

LGIMA shall establish a Proxy Voting Committee (the “Committee”) to oversee the proxy voting policy and the services provided by ISS. The Committee will be comprised of the head of U.S. equity index funds, director of index portfolios, senior portfolio manager index funds, global head of research, head of operations and chief compliance officer, or an appropriate designee for any of the persons listed herein, and will periodically meet to review the proxy voting process, identify any material conflicts of interest and/or determine if it is necessary to deviate from or amend this policy. No less frequently than on an annual basis, the Committee will conduct a full review of the services provided by ISS.

ISS conducts independent research which drives its recommendations to vote proxies pursuant to its pre-determined guidelines. LGIMA has determined that these guidelines are in the best interest of the firm’s clients. ISS will disclose its conflicts of interest and will always follow its guidelines. Should a material conflict exist with a company whose proxies are at issue, ISS may recuse itself from voting. In such cases, LGIMA will make a determination whether to vote or abstain from voting the proxies based on the firm’s own research of the issue and the best interest of their clients.

IV.        PORTFOLIO MANAGEMENT CHANGES FOR THE GLOBAL BOND FUND AND INTERNATIONAL EQUITY FUND

Effective immediately, Christopher Orndorff no longer serves as a portfolio manager for the portion of the Global Bond Fund managed by Western Asset Management Company and Western Asset Management Company Limited. The reference herein to Mr. Orndorff is deleted in its entirety.

Effective immediately, Andrew Porter no longer serves as a portfolio manager for the portion of the International Equity Fund managed by Mondrian Investment Partners Ltd. The reference herein to Mr. Porter is deleted in its entirety.

The “Other Accounts Managed” chart, beginning on page 60, is amended to update the information for Mondrian Investment Partners Ltd. This information is current as of March 31, 2016.

Sub-Adviser Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA*	8	$3,511	7	$5,906	21	$ 6,792	N/A	N/A	N/A	N/A	1	$277
Nigel Bliss*	8	$3,511	2	$5,196	13	$ 3,930	N/A	N/A	N/A	N/A	N/A	N/A
Steven Dutaut, CFA	1	$ 396	N/A	N/A	13	$ 6,663	N/A	N/A	N/A	N/A	N/A	N/A
Alex Simcox, CFA	1	$ 328	N/A	N/A	20	$ 5,856	N/A	N/A	N/A	N/A	N/A	N/A

*	Ms. Desmond and Mr. Bliss are existing portfolio managers to the Trust’s Fund. Information is current as of December 31, 2015.

V.   SUB-ADVISER CHANGE OF ADDRESS

The reference to “Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209” is deleted in its entirety and replaced with “Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.” There are no other changes to the disclosure.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.